                                                                    EXHIBIT 99.1

                      BAY VIEW SECURITIZATION CORPORATION
                       For Remittance Date: July 31, 1999


A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                      Number of
                                                                   A-1                 A-2               Total        Accounts
                                                           ------------------------------------------------------------------------
    (A)  Original Principal Balance                          200,979,000.00      52,245,989.00      253,224,989.00      21106
                                                           ------------------------------------------------------------------------
    (B)  Beginning Period Principal Balance                      689,073.57      52,245,989.00       52,935,062.57       6317
                                                           ------------------------------------------------------------------------
    (C)  Collections (Regular Payments)                          689,073.57       1,103,871.64        1,792,945.21        N/A
                                                           ------------------------------------------------------------------------
    (D)  Collections (Principal Payoffs)                               0.00       1,253,484.77        1,253,484.77        287
                                                           ------------------------------------------------------------------------
    (E)  Collections (Principal Recoveries)                            0.00               0.00                0.00
                                                           ------------------------------------------------------------------------
    (F)  Withdrawal Withdrawal rom Payahead (Principal)                0.00          14,769.27           14,769.27        N/A
                                                           ------------------------------------------------------------------------
    (G)  Principal Reductions (Other)                                  0.00               0.00                0.00          0
                                                           ------------------------------------------------------------------------
    (H)  Gross Charge Offs                                             0.00         159,649.35          159,649.35         15
                                                           ------------------------------------------------------------------------
    (I)  Repurchases                                                   0.00          51,039.87           51,039.87         24
                                                           ------------------------------------------------------------------------
    (J)  Ending Balance                                                0.00      49,663,174.10       49,663,174.10       5991
                                                           ------------------------------------------------------------------------

    Notional Principal Balance:                                                                    -----------------
    (K)  Beginning                                                                                    5,925,289.77
                                                                                                   -----------------
    (L)  Ending                                                                                       4,893,403.01
                                                                                                   -----------------

                                                           ---------------------------------------------------------
    (M)  Certificate Factor                                      0.000000 0%        95.0564341%         19.6122722%
                                                           ---------------------------------------------------------


B.  CASH FLOW RECONCILIATION
                                                                                                          Total
                                                                                                    -----------------
    (A)  Cash Wired                                                                                   3,712,487.95
                                                                                                    -----------------
    (B)  Interest Wired/Earned                                                                           14,006.49
                                                                                                    -----------------
    (C)  Withdrawal from Payahead Account                                                                14,769.27
                                                                                                    -----------------
    (D)  Advances                                                                                             0.00
                                                                                                    -----------------
    (E)  Repurchases                                                                                     51,039.87
                                                                                                    -----------------
    (F)  Gross Charge-Off Recoveries                                                                     32,572.02
                                                                                                    -----------------
    (G)  Gross Charge-Off Advances                                                                        2,496.36
                                                                                                    -----------------
    (H)  Spread Account Withdrawal                                                                            0.00
                                                                                                    -----------------
    (I)  "A" Surety Bond Draw for "I" Interest                                                                0.00
                                                                                                    -----------------
    (J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                                0.00
                                                                                                    -----------------
    (K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                                 0.00
                                                                                                    -----------------

                                                                                                    -----------------
         TOTAL COLLECTIONS                                                                            3,827,371.96
                                                                                                    -----------------


C.  TRUSTEE DISTRIBUTION
                                                                                                          Total
                                                                                                    -----------------
    (A)  Total Cash Flow                                                                              3,827,371.96
                                                                                                    -----------------
    (B)  Unrecovered Interest Advances                                                                    2,379.90
                                                                                                    -----------------
    (C)  Servicing Fee (Due and Unpaid)                                                                  44,112.55
                                                                                                    -----------------
    (D)  Interest to "A-1" Certificate Holders, including Overdue                                         3,611.89
                                                                                                    -----------------
    (E)  Interest to "A-2" Certificate Holders, including Overdue                                       286,917.56
                                                                                                    -----------------
    (F)  Interest to "I" Certificate Holders, including Overdue                                          15,553.89
                                                                                                    -----------------
    (G)  Principal to "A-1" Certificate Holders, including Overdue                                      689,073.57
                                                                                                    -----------------
    (H)  Principal to "A-2" Certificate Holders, including Overdue                                    2,582,814.90
                                                                                                    -----------------
    (I)  Reinsurance Fee                                                                                      0.00
                                                                                                    -----------------
    (J)  Surety Bond Fee                                                                                  6,616.88
                                                                                  -----------------------------------
    (K)        First Loss Protection                                                      0.00
                                                                                  -----------------
    (L)        Surety Bond Premium                                                    6,616.88
                                                                                  -----------------------------------
    (M)  Interest Advance Recovery Payments                                                              36,335.84
                                                                                                    -----------------
    (N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                 0.00
                                                                                                    -----------------
    (O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                 0.00
                                                                                                    -----------------
    (P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                   0.00
                                                                                                    -----------------
    (Q)  Deposit to Payahead                                                                                  0.00
                                                                                                    -----------------

                      BAY VIEW SECURITIZATION CORPORATION
                       For Remittance Date: July 31, 1999

                                                                                                    ---------------------
    (R)  Bank Account Interest to Servicer                                                               14,006.49
                                                                                                    ---------------------
    (S)  Excess Yield                                                                                   145,948.49
                                                                                                    ---------------------

                                                                                                    ---------------------
         BALANCE                                                                                              0.00
                                                                                                    ---------------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                 Spread Account       Surety Bond
                                                                                 ----------------------------------------
    (A)  Beginning Balance                                                        3,401,442.43       50,145,305.92
                                                                                 ----------------------------------------
    (B)  Additions to Spread Amount                                                 145,948.49                 N/A
                                                                                 ----------------------------------------
    (C)  Interest Earned                                                             13,725.91
                                                                                 ----------------------------------------
    (D)  Draws                                                                            0.00                0.00
                                                                                 ----------------------------------------
    (E)  Reimbursement for Prior Draws                                                     N/A                0.00
                                                                                 ----------------------------------------
    (F)  Distribution of Funds to  "IC" Class or Servicer                           236,130.07                0.00
                                                                                 ----------------------------------------
    (G)  Ending Balance                                                           3,324,986.76       46,848,057.63
                                                                                 ----------------------------------------

                                                                                 ----------------------------------------
    (H)  Required Balance                                                         3,165,312.36       46,848,057.63
                                                                                 ----------------------------------------
    (I)  Distribution to "IC" Class                                                 159,674.40
                                                                                 -----------------


 E.  CURRENT RECEIVABLES DELINQUENCY

                #Payment Delinquency                                    Number        Balance
                --------------------                       ---------------------------------------
    (A)  31-60                                                           21         153,825.47
                                                           ---------------------------------------
    (B)  61-90                                                           16         144,254.80
                                                           ---------------------------------------
    (C)  91+                                                              6          24,431.73
                                                           ---------------------------------------
    (D)  Total                                                           43         322,512.00
                                                           ---------------------------------------


F.  EXCESS YIELD
                                                                Excess Yield         Pool                 Excess Yield
                    Month                                         Balance           Balance              (Annualized %)
                    -----                                  --------------------------------------------------------------
    (A)  Current                                                 145,948.49      49,663,174.10              3.5265%
                                                           --------------------------------------------------------------
    (B)  1st Previous                                            223,814.48      52,935,062.57              5.0737%
                                                           --------------------------------------------------------------
    (C)  2nd Previous                                             98,926.91      56,389,588.22              2.1052%
                                                           --------------------------------------------------------------
    (D)  3rd Previous                                             80,045.75      59,947,518.62              1.6023%
                                                           --------------------------------------------------------------
    (E)  4th Previous                                            170,699.83      63,938,978.92              3.2037%
                                                           --------------------------------------------------------------
    (F)  5th Previous                                             26,313.08      68,163,750.56              0.4632%
                                                           --------------------------------------------------------------
    (G)  Six-Month Rolling Excess Yield
           (Greater or equal to 1.75%)                           124,291.43      58,506,345.50              2.5493%
                                                           --------------------------------------------------------------


G.  DELINQUENCY RATE (31+)

                                                                    Month            Pool
                    Month                                          Balance          Balance                    %
                    -----                                  --------------------------------------------------------------
    (A)  Current                                                 322,512.00      49,663,174.10              0.6494%
                                                           --------------------------------------------------------------
    (B)  1st Previous                                            398,831.53      52,935,062.57              0.7534%
                                                           --------------------------------------------------------------
    (C)  2nd Previous                                            381,913.11      56,389,588.22              0.6773%
                                                           --------------------------------------------------------------
    (D)  Three-Month Rolling Average (less than 2%)              367,752.21      52,995,941.63              0.6939%
                                                           --------------------------------------------------------------

H.  NET LOSS RATE
                                                                                    Liquidation         Average        Defaulted
                Month                                              Balance           Proceeds           Balance       (Annualized)
                -----                                      ------------------------------------------------------------------------
    (A)  Current                                                  192,985.51          65,908.18       51,299,118.34     2.9726%
                                                           ------------------------------------------------------------------------
    (B)  1st Previous                                             141,653.36          69,411.23       54,662,325.40     1.5859%
                                                           ------------------------------------------------------------------------
    (C)  2nd Previous                                             191,365.11         108,247.03       58,168,553.42     1.7147%
                                                           ------------------------------------------------------------------------
    (D)  Three-Month Rolling Average Net Default Rate
           less than 3%                                           175,334.66          81,188.81       54,709,999.05     2.0650%
                                                           ------------------------------------------------------------------------

                      BAY VIEW SECURITIZATION CORPORATION
                       For Remittance Date: July 31, 1999

I.  CHARGE-OFF / RECOVERIES
                                                                      Number         Balance
                                                           ---------------------------------------------
    (A)  Collection Period Charge-Off Receivables                        15         159,649.35
                                                           ---------------------------------------------
    (B)  Gross Charge-Offs Cumulative Receivables                      1002       7,239,758.36
                                                           ---------------------------------------------
    (C)  Collection Period Recoveries on Charge-Offs                     NA          32,572.02
                                                           ---------------------------------------------
    (D)  Recoveries on Charge-Offs To-Date                               NA         938,101.98
                                                           ---------------------------------------------



J. REPOSSESSIONS

                                                           ---------------------------------------------
    (A)  Collection Period Repossessions                                  4          37,450.65
                                                           ---------------------------------------------
    (B)  Aggregate Repossessions                                        635       7,431,067.50
                                                           ---------------------------------------------
    (C)  Unliquidated Repossessions                                       9          86,673.86
                                                           ---------------------------------------------


K.  FORCED PLACE INSURANCE

                                                           ---------------------------------------------
    (A)  FPI Charge-Offs                                                  0               0.00
                                                           ---------------------------------------------
    (B)  FPI Canceled/Waived/Removed/ Reversed                            0               0.00
                                                           ---------------------------------------------


L.  PAYAHEAD RECONCILIATION

                                                           ----------------------
    (A)  Beginning Balance                                       244,344.04
                                                           ----------------------
    (B)  Deposit                                                       0.00
                                                           ----------------------
    (C)  Withdrawal                                               14,769.27
                                                           ----------------------
    (D)  Ending Balance                                          229,574.77
                                                           ----------------------




Approved By:   /s/ Michael LaOrange
               --------------------
               Michael LaOrange
               Vice President, Controller
               Bay View Acceptance Corp